Exhibit 99.2
WORKIVA INC.
2014 EQUITY INCENTIVE PLAN
NOTICE OF PERFORMANCE RESTRICTED STOCK UNIT GRANT
(EXECUTIVE EMPLOYEE)

                                    Grant Number

Pursuant to the Workiva Inc. 2014 Equity Incentive Plan, as amended from time to time (the “Plan”), you have been granted a performance restricted stock unit (“PSU”) award covering the number of shares of Class A Common Stock of Workiva Inc. (the “Company”) set forth below, subject to performance-based vesting conditions as follows:

Grant Date: ______________

Total Number of Shares Granted: ______________

Performance Goals: Subject to the terms of the Plan and the Performance Restricted Stock Unit Agreement (the “Award Agreement”), and provided you have not experienced a Termination of Service prior to the PSU Vesting Date, one-third of this PSU shall vest upon each of the first three anniversaries of the Grant Date, subject to achievement of the Performance Goals set forth in Exhibit A to the Award Agreement.

By clicking “Accept,” you and the Company agree that this award is governed by the terms and conditions of this Notice of Performance Restricted Stock Unit Grant (the “Notice of Grant”) as well as the Plan and the Award Agreement, all of which are attached and made a part of this Notice of Grant. You also acknowledge that there may be tax consequences to you upon the vesting of the PSU award, the settlement of the PSU award, and/or the disposition of the underlying shares, and that you have been advised to consult a tax advisor prior to acceptance of this grant.

GRANTEE: WORKIVA INC.

By:

Name:
Print Name
Title:
Execution Date: ____________ __, 20__

WORKIVA INC.
2014 EQUITY INCENTIVE PLAN
PERFORMANCE RESTRICTED STOCK UNIT AGREEMENT
(EXECUTIVE EMPLOYEE)

This PERFORMANCE RESTRICTED STOCK UNIT AGREEMENT (the “Award Agreement”) dated as of the Grant Date set forth on the Notice of Performance Restricted Stock Unit Grant to which this Award Agreement is attached (the “Notice of Grant”) is between Workiva Inc. (the “Company”), a Delaware corporation, and the grantee named in the Notice of Grant (the “Grantee”).

WHEREAS, the Company desires to award the Grantee performance restricted stock units (“PSUs”) with respect to the Company’s Class A Common Stock, subject to performance-based vesting conditions in accordance with the terms of the Plan, a copy of which is attached hereto;

NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth and for other good and valuable consideration, the parties hereto, intending to be legally bound hereby, agree as follows:

1.Grant of PSUs. As of the Grant Date, the Company grants to the Grantee PSUs for the number of shares set forth on the Notice of Grant, subject to the terms of the Plan and this Award Agreement. The number of PSUs awarded in the Notice of Grant is referred to as the “Target Award.” The Target Award may be increased or decreased depending on the level of attainment of the Performance Goals described in this Agreement. Each PSU entitles the Grantee to one share of Common Stock on the applicable PSU Vesting Date (as defined below), provided the performance conditions of the award are satisfied. The Grantee must accept the PSU award within 90 days after notification that the award is available for acceptance and in accordance with the instructions provided by the Company. The award will be rescinded upon action of the Company, in its discretion, if the award is not accepted within 90 days after notification is sent to the Grantee indicating availability for acceptance.

2.Vesting; Forfeiture.

a.Provided the Grantee has not incurred a Termination of Service prior to the applicable vesting date, except as otherwise set forth in this Award Agreement and the Plan, the number of PSUs awarded under this Award Agreement that vest, if any, shall be determined as of the last day of each Measurement Period. That number will be determined based on the extent to which the Performance Goals have been achieved for the Measurement Period, in accordance with the schedule determined by the Committee at the time the Performance Goals for the period are established by the Committee.

b.The period over which the PSUs vest is referred to as the “Restriction Period.” Until the issuance to the Grantee of a certificate or certificates for shares of Common Stock subject to the award, such shares are not transferable other than by will or by the laws of descent and distribution, or as otherwise permitted by the Plan, and the PSUs shall not be subject to any levy of any attachment, execution or similar process upon the rights or interest. In the event of any attempt by the Grantee to alienate, assign, pledge, hypothecate or otherwise dispose of any PSUs or any right hereunder, except as provided for in this Award Agreement, the Company may terminate any unvested portion of the award by notice to the Grantee and the award and all rights hereunder shall thereupon become null and void.
c.Within 90 days after the commencement of the Performance Period (or prior to the expiration of 25% of the Performance Period, if earlier), the Committee shall establish one or more Performance Goals that must be attained for Threshold performance, Target performance and Maximum performance for each Measurement Period in that Performance Period. Within 60 days following the end of each Measurement Period, the Committee shall certify the extent to which the Performance Goals have been achieved and shall have the discretion to decrease (but not increase) the extent to which PSUs vest on account of such achievement. Such discretion may be exercised to reflect (i) the after-tax impact of any adjustments affecting the Performance Period related to the cumulative effect of changes in accounting principles, (ii) items that are deemed to be both unusual in nature and infrequently occurring (as formerly defined by generally accepted accounting principles prior to Accounting Standards Update 2015-1), (iii) results from discontinued operations, (iv) merger/acquisition charges, (iv) restructuring charges incurred during the year, (v) adjustments due to changes in the Federal corporate statutory tax rate and/or other tax law changes, and/or (vi) the impact associated with the adoption of the Financial Accounting Standards Board (FASB) Accounting Standards Updates (ASU) or Accounting Standards Codification (ASC) changes associated with the FASB ASC No. 606, Revenue from Contracts with Customers.

Except as provided in Section 4, the PSUs will be forfeited if the Grantee’s Termination of Service occurs prior to the PSU Vesting Date.

3.Definitions. For purposes of this Agreement

a.“Performance Goal” means the level of performance that must be attained for the Performance Period for Threshold, Target and Maximum payout as set forth in Exhibit A.

b.“Measurement Period” means the one, two and three-year measurement periods set forth in Exhibit A.

c.“Performance Period” means the three consecutive calendar year period set forth in Exhibit A.

d.“PSU Vesting Date” means each of the first, second and third anniversaries of the Grant Date.

4.Special Vesting Rules. Notwithstanding Section 2 above, PSUs awarded under this Agreement shall:

i.vest at Target performance on the earliest to occur of the following prior to the PSU Vesting Date: (i) the Grantee’s death; (ii) the Grantee’s disability (within the meaning of Section 22(e)(3) of the Internal Revenue Code of 1986, as amended (the “Code”)) as determined by the Administrator, in its sole discretion; [or] (iii) [the

Grantee’s Termination of Service for Good Reason (as defined in the Grantee’s Employment Agreement); or (iv)] except as set forth in subsection (b) below, the Grantee’s Termination of Service by action of the Company without Cause [(as defined in the Grantee’s Employment Agreement)]; and

ii.vest at Maximum performance in the event of the Grantee’s Termination of Service without Cause prior to the PSU Vesting Date where such termination occurs within 24 months following a Change in Control; and

iii.be immediately forfeited in the event of the Grantee’s Termination of Service for Cause.

In addition, following a Change in Control, provided the Grantee has not incurred a Termination of Service prior to the applicable vesting date, PSUs awarded under this Agreement shall be deemed to vest at Maximum performance as of the applicable vesting date. In no event shall a Change in Control, by itself, result in the vesting of PSUs awarded under this Award Agreement.

5.Settlement of PSUs. As soon as practicable after the applicable PSU Vesting Date (or, if later, the date of the Committee meeting at which the Committee certifies the attainment of the Performance Goals for the most recently completed Measurement Period), the Company shall transfer to the Grantee one share of Common Stock for each PSU that vests on the PSU Vesting Date, if any (the date of any such transfer shall be the settlement date for purposes of this Agreement). The Grantee shall have no rights as a stockholder with respect to the PSUs awarded under this Award Agreement prior to the date of issuance to the Grantee of a certificate or certificates for such shares.

6.Responsibility for Taxes.

a.By accepting these PSUs, the Grantee acknowledges that, regardless of any action by the Company, or if different, the Related Corporation that employs the Grantee (the “Employer”), the ultimate liability for all income tax, social insurance, payroll tax, fringe benefits tax, payment on account or other tax-related items related to the Grantee’s participation in the Plan and legally applicable to the Grantee (“Tax-Related Items”) is and remains the Grantee’s responsibility and may exceed the amount, if any, actually withheld by the Company or the Employer. The Grantee further acknowledges that the Company and/or the Employer (i) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the PSUs, including, but not limited to, the grant, vesting, or settlement of the PSUs, the subsequent sale of shares of Common Stock acquired pursuant to such settlement and the receipt of any dividends or dividend equivalents; and (ii) do not commit to and are under no obligation to structure the terms of the grant or any aspect of the PSUs to reduce or eliminate the Grantee’s liability for Tax-Related Items or achieve any particular tax result. Further, if the Grantee is subject to Tax-Related Items in more than one jurisdiction, the Grantee acknowledges that the Company and/or the Employer (or former employer, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction. The Company may refuse to issue or deliver the shares of Common Stock, or the proceeds of the sale of shares of Common Stock, if the

Grantee fails to comply with the Grantee’s obligations in connection with the Tax-Related Items.

b.Prior to the relevant taxable or tax withholding event, as applicable, the Grantee agrees to make adequate arrangements satisfactory to the Company and/or the Employer to satisfy all Tax-Related Items. In this regard, by the Grantee’s acceptance of the PSUs, the Grantee authorizes the Company to take either of the following actions, as determined by the Company in its discretion: (i) sell on the Grantee’s behalf a whole number of shares from those shares of Common Stock issued to the Grantee as the Company determines to be appropriate to generate cash proceeds sufficient to satisfy any applicable withholding obligations or rights for Tax-Related Items, with such sale to be effected by the brokerage firm determined acceptable to the Company; or (ii) withhold a sufficient number of whole shares of Common Stock to be issued upon settlement of the PSUs having an aggregate value sufficient to satisfy the Tax-Related Items. In the event that (i) or (ii) are problematic under applicable tax or securities laws or have materially adverse accounting consequences, the Grantee authorizes the Company and/or the Employer, or their respective agents, at their discretion, to satisfy any applicable withholding obligations or rights with regard to all Tax-Related Items by either or both of the following: (A) withholding from the Grantee’s wages or other cash compensation payable to Grantee by the Company and/or the Employer; or (B) any other method determined by the Administrator and compliant with applicable law.

c.The Company and/or the Employer, as applicable, may withhold or account for Tax-Related Items by considering applicable statutory or other applicable withholding rates, including minimum or maximum rates applicable in the Grantee’s jurisdiction(s). In the event of over-withholding, the Grantee may receive a refund of any over-withheld amount in cash (with no entitlement to the equivalent in Common Stock), or if not refunded, the Grantee may seek a refund from the applicable authority. In the event of under-withholding, the Grantee may be required to pay any additional Tax-Related Items directly to the applicable tax authority or to the Company and/or the Employer(s). If the obligation for Tax-Related Items is satisfied by withholding in shares of Common Stock, for tax purposes, the Grantee will be deemed to have been issued the full number of shares of Common Stock subject to the vested PSUs, notwithstanding that a number of the shares is held back solely for the purpose of paying the Tax-Related Items.

7.No Right to Continued Service. Nothing in the Plan or this Agreement shall (a) create a right to employment, (b) confer upon the Grantee any right to continue in the service of the Company or any Related Corporation, (c) be interpreted as forming or amending an employment or service contract, or (d) shall interfere with or restrict in any way the rights of the Company and any Related Corporation, which rights are hereby expressly reserved, to discharge or terminate the service of the Grantee at any time and for any reason whatsoever.

8.Incorporation of Plan by Reference. The terms and conditions of the Plan are incorporated by reference herein. To the extent that any conflict may exist between any term or provision of this Award Agreement and any term or provision of the Plan, the term or provision of the Plan shall control. Capitalized terms not defined in this Award Agreement shall have the meaning given such terms in the Plan.

9.Successors and Assigns. The Company may assign any of its rights under this Award Agreement. This Award Agreement will be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth herein, this Award Agreement will be binding upon the Grantee and the Grantee’s beneficiaries, executors, administrators and the person(s) to whom shares of Common Stock subject to the PSUs may be transferred by will or the laws of descent or distribution.

10.Compliance with Law. The issuance and transfer of shares of Common Stock under the Plan shall be subject to compliance by the Company and the Grantee with any applicable requirements of any local, state, federal or foreign securities or exchange control law or under rulings or regulations of the U.S. Securities and Exchange Commission (“SEC”) or of any other governmental regulatory body and with the applicable requirements of any stock exchange on which the Company’s shares of Common Stock may be listed, as determined by the Company in its discretion. No shares of Common Stock shall be issued or transferred unless and until any then applicable requirements of any local, state, federal or foreign laws and regulatory agencies have been fully complied with to the satisfaction of the Company and its counsel.

11.Clawback Provision. Notwithstanding any other provisions in this Award Agreement to the contrary, any compensation paid or payable to the Grantee pursuant to this Award Agreement which is subject to recovery under any law, government regulation or stock exchange listing requirement, will be subject to such deductions and clawback as may be required to be made pursuant to such law, government regulation or stock exchange listing requirement (or any policy adopted by the Company pursuant to any such law, government regulation or stock exchange listing requirement). In addition, in the event the Grantee’s intentional misconduct or fraud causes or is a contributing factor that causes the Company to restate all or a portion of its financial statements, (i) all shares of Common Stock subject to this Award Agreement that have not yet been settled shall be immediately forfeited, (ii) the Grantee shall reimburse the Company the amount of any payment (whether payment is made in cash or shares of Common Stock) relating to PSUs settled pursuant to this Award Agreement, and (iii) any gains or profits on the sale of shares of Common Stock acquired pursuant to this Award Agreement shall be subject to recoupment (clawback) by the Company.

12.Imposition of Other Requirements. The Company reserves the right to impose other requirements on the Grantee’s participation in the Plan, on the PSUs and on any shares of Common Stock acquired under the Plan, to the extent the Company determines it is necessary or advisable for legal or administrative reasons, and to require the Grantee to accept any additional agreements or undertakings that may be necessary to accomplish the foregoing.

13.Insider Trading / Market Abuse Laws. The Grantee may be subject to insider trading restrictions and/or market abuse laws in applicable jurisdictions, including, but not limited to, the United States and the Grantee’s country, which may affect the Grantee’s ability to accept, acquire, sell, or otherwise dispose of shares of Common Stock, rights to shares of Common Stock (e.g., PSUs) or rights linked to the value of shares of Common Stock under the Plan during such times as the Grantee is considered to have “inside information” regarding the Company (as defined by the laws in the applicable jurisdictions). Insider trading laws and regulations may prohibit the cancellation or amendment of orders the Grantee placed before the Grantee possessed inside information. Furthermore, the Grantee could be prohibited from (a) disclosing the inside information to any third party, which may include fellow employees and (b) “tipping” third parties or causing them otherwise to buy or sell securities. Any restrictions under these laws or regulations are separate from and in addition to any restrictions that may be imposed under any applicable Company insider trading policy. The Grantee should consult with his or her own personal legal advisers to ensure compliance with local laws.

14.Notices. Any notices required under this Award Agreement shall be addressed: (i) if to the Company, to the Company at its principal office which is presently located at 2900 University Boulevard, Ames, Iowa 50010, Attention: Equity Plan Administrator, and (ii) if to the Grantee, to the Grantee’s address as reflected in the stock records of the Company.

15.Consent to Electronic Delivery and Participation. By accepting the PSUs, the Grantee agrees to participate in the Plan through an on-line or electronic system established and maintained by the Company or a third party designated by the Company, and consents to the electronic delivery of the Award Agreement, the Plan, account statements, Plan prospectuses, and all other documents, communications, or information related to the PSUs and current or future participation in the Plan. Electronic delivery may include the delivery of a link to the Company intranet or the internet site of a third party involved in administering the Plan, the delivery of the document via e-mail or such other delivery determined at the Company’s discretion.

16.Language. The Grantee acknowledges that the Grantee is proficient in the English language, or has consulted with an advisor who is sufficiently proficient in English, and, accordingly, understands the provisions of this Award Agreement and the Plan. If the Grantee has received this Award Agreement, or any other document related to the PSUs and/or the Plan translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control.

17.Entire Agreement; Amendment. This Award Agreement, together with the Plan, sets forth all of the terms and conditions between the parties with respect to the PSUs awarded under this Award Agreement. This Award Agreement may be amended at any time and from time to time by the Administrator without the Grantee’s consent, provided that the rights or obligations of the Grantee are not affected adversely by such amendment unless the Grantee’s consent is obtained or such amendment is otherwise permitted under the terms of the Plan.

18.Invalid or Unenforceable Provisions. The invalidity or unenforceability of any provision of this Agreement shall not affect the other provisions hereof, and this Agreement shall be construed in all respects as if the invalid or unenforceable provisions were omitted.

19.Counterparts. The Notice of Grant to which this Award Agreement is attached may be executed in counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument. Counterpart signature pages transmitted by facsimile, by electronic mail in portable document format (.pdf), or by any other electronic means intended to preserve the original graphic and pictorial appearance of a document, will have the same effect as physical delivery of the paper document bearing an original signature.

20.Governing Law. The Notice of Grant and this Award Agreement shall be governed by the applicable provisions of the Internal Revenue Code of 1986, as amended, to the maximum extent possible. Otherwise, the laws of the State of Delaware (without regard to principles of conflicts of laws) shall govern the operation of and the rights of the Grantee under the Plan and this Agreement.

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